UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022 (November 14, 2022)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Wake Forest 2-Park Acquisition

On June 24, 2022, MHP Pursuits LLC, a North Carolina limited liability company (“MHP Pursuits”) and wholly owned subsidiary of Manufactured Housing Properties Inc. (the “Company”), entered into a membership interest purchase agreement, which was amended on October 21, 2022 (the “Country Road MIPA”), with Randy and Michelle Bailey, together the 100% owners of MACRAL Properties LLC (“MACRAL”), for the purchase of their membership interests in MACRAL, which owns a manufactured housing community (the “Country Road Property”) located in Franklinton, North Carolina consisting of 28 mobile home sites and 25 homes on approximately 27 acres for a total purchase price of $2,000,000.

Also on June 24, 2022, MHP Pursuits entered into a membership interest purchase agreement, which was amended on October 21, 2022 (the “Cooley’s MIPA”), with Randy Bailey, the 100% owner of Ron-Ran Enterprises LLC (“Ron-Ran”), for the purchase of his membership interest in Ron-Ran, which owns a manufactured housing community (the “Cooley’s Property”) located in Youngsville, North Carolina consisting of 45 mobile home sites and 29 homes on approximately 16 acres for a total purchase price of $2,500,000.

The Country Road MIPA and Cooley’s MIPA contain additional covenants, representations, and warranties that are customary of real estate purchase and sale agreements.

On October 27, 2022, MHP Pursuits assigned its rights and obligations in the Country Road MIPA to the Company’s newly formed wholly owned subsidiary, Wake Forest 2 MHP LLC, a North Carolina limited liability company (formerly Country Road MHP LLC) (“Wake Forest MHP”), pursuant to an assignment of membership interest purchase agreement (the “Country Road Assignment”). On the same date, MHP Pursuits assigned its rights and obligations in the Cooley’s MIPA to Gvest Wake Forest 2 Homes LLC, a North Carolina limited liability company (formerly Cooley’s MHP LLC) (“Gvest Wake Forest”), pursuant to an assignment of membership interest purchase agreement. On November 8, 2022, Gvest Wake Forest further assigned its rights and obligations in the Cooley’s MIPA to Wake Forest MHP by a first amended assignment of membership interest purchase agreement (as amended, the “Cooley’s Assignment”).

On November 14, 2022, closing of the Country Road MIPA and Cooley’s MIPA were completed and Wake Forest MHP purchased the membership interests in MACRAL and Ron-Ran. On the same day, MACRAL and Ron-Ran sold the homes owned by each respective entity to Gvest Wake Forest at their appraised value.

In connection with the acquisition of the membership interests, MACRAL and Ron-Ran entered into a loan agreement (the “Loan”) with Vanderbilt Mortgage and Finance Inc. (“Vanderbilt”) for a loan in the principal amount of $3,600,000 and issued a promissory note (the “Note”) to Vanderbilt for the same amount.

Interest on the disbursed and unpaid principal balance accrues from the date funds are first disbursed at a rate of 7.39% per annum, on the basis of a 360-day year and the actual number of calendar days elapsed. Payments will begin January 10, 2023, interest only for the first thirty-six months. On December 10, 2025, the outstanding principal balance will be amortized over 360 consecutive monthly installments of principal and interest until maturity on December 10, 2027. MACRAL and Ron-Ran may prepay the Note in part or in full at any time if they pay a prepayment premium calculated in accordance with the Loan.

The Note is secured by a first priority security interest in the Country Road Property and the Cooley’s Property pursuant to a deed of trust, assignment of leases and rents, security agreement, and fixture filing pertaining to the real property (the “Land Security Agreement”), a security agreement and assignment of rents between Vanderbilt and Gvest Wake Forest pertaining to the homes (the “Homes Security Agreement”), as well as collateral assignment of the Company’s ownership interests in MACRAL and Ron-Ran (the “Ownership Assignment”). The Note is guaranteed by Raymond M. Gee, the Company’s Chief Executive Officer.

The Note and Loan contain customary financial and other covenants and events of default for real estate loans of their type.

The foregoing summary of the terms and conditions of the Country Road MIPA, Cooley’s MIPA, Country Road Assignment, Cooley’s Assignment, Loan, Note, Land Security Agreement, Homes Security Agreement and Ownership Assignment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 with respect to the Note and Loan are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

As previously reported, on June 11, 2021, the Company launched an offering (the “Offering”) of up to 47,000 shares of its Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) at a price of $1,000 per share, for maximum gross proceeds of $47 million.

The Offering is being conducted on a “best efforts” basis under Regulation A of Section 3(6) of the Securities Act of 1933, as amended (the “Securities Act”), for Tier 2 offerings, pursuant to the Company’s offering statement on Form 1-A, originally filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, as amended (the “Offering Statement”), which was qualified by the SEC on June 11, 2021. The Offering will terminate at the earlier of: (1) the date on which the maximum amount of offered shares of Series C Preferred Stock has been sold, (2) June 11, 2023 or (3) the date on which the Offering is earlier terminated by the Company in its sole discretion.

Arete Wealth Management LLC (the “Dealer Manager”) is acting as the Company’s managing broker-dealer for the Offering. The Dealer Manager has made no commitment to purchase all or any part of the shares of Series C Preferred Stock being offered but has agreed to use its best efforts to sell such shares in the Offering. As partial compensation, the Company agreed to pay the Dealer Manager concurrently with each closing of the Offering a selling commission of 4.00% of the gross offering proceeds of such closing and a dealer manager fee of 2.75% of the gross offering proceeds of such closing.

As previously reported, the Company has completed multiple closings of the Offering, pursuant to which the Company sold an aggregate of 18,288 shares of Series C Preferred Stock for total gross proceeds of $18,279,897. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $17,058,361.

On November 22, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 950 shares of Series C Preferred Stock for total gross proceeds of $950,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $885,875.

On December 6, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 1,410 shares of Series C Preferred Stock for total gross proceeds of $1,410,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $1,316,825.

On December 20, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 447 shares of Series C Preferred Stock for total gross proceeds of $447,500. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $417,294.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Managing Broker Dealer Agreement, dated June 11, 2021, between Manufactured Housing Properties Inc. and Arete Wealth Management, LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on October 14, 2021)
3.1	Certificate of Designation of Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 2.4 to the Offering Statement on Form 1-A/A filed on May 26, 2021)
10.1*	Membership Interest Purchase Agreement, dated June 24, 2022, between MHP Pursuits LLC, Randy Norris Bailey, Michelle Bailey, and MACRAL Properties LLC
10.2*	Membership Interest Purchase Agreement, dated June 24, 2022, between MHP Pursuits LLC, Randy Norris Bailey and Ron-Ran Enterprises LLC
10.3*	First Amendment to Membership Interest Purchase Agreement, dated October 21, 2022, between MHP Pursuits LLC, Randy Norris Bailey, Michelle E. Bailey, and MACRAL Properties LLC
10.4*	First Amendment to Membership Interest Purchase Agreement, dated October 21, 2022, between MHP Pursuits LLC, Randy Norris Bailey and Ron-Ran Enterprises LLC
10.5*	Assignment of Membership Interest Purchase Agreement, dated October 27, 2022, between MHP Pursuits LLC and Country Road MHP LLC
10.6*	Assignment of Membership Interest Purchase Agreement, dated October 27, 2022, between MHP Pursuits LLC and Cooley’s MHP LLC
10.7*	Corrected and Restated Assignment of Membership Interest Purchase Agreement, dated November 8, 2022, between MHP Pursuits LLC and Wake Forest 2 MHP LLC
10.8*	Loan Agreement, dated November 14, 2022, between MACRAL Properties LLC, Ron-Ran Enterprises LLC, and Vanderbilt Mortgage and Finance Inc.
10.9*	Promissory Note, dated November 14, 2022, between MACRAL Properties LLC, Ron-Ran Enterprises LLC, and Vanderbilt Mortgage and Finance Inc.
10.10*	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated November 14, 2022, between MACRAL Properties LLC, Ron-Ran Enterprises LLC, and Vanderbilt Mortgage and Finance Inc.
10.11*	Security Agreement and Assignment of Rents, dated November 14, 2022, between Gvest Wake Forest 2 Homes LLC and Vanderbilt Mortgage and Finance Inc.
10.12*	Assignment of Ownership Interests, dated November 14, 2022, between Wake Forest 2 MHP LLC and Vanderbilt Mortgage and Finance Inc.
10.13	Form of Subscription Agreement for Series C Preferred Stock Offering (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on June 11, 2021)
10.14	Escrow Agreement, dated June 15, 2021, among Manufactured Housing Properties Inc., Arete Wealth Management, LLC and Wilmington Trust, National Association (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on October 14, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2022	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer

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